Exhibit 10.2

AFFIRMATION OF LOAN DOCUMENTS

     Reference is hereby made to the Third Amended and Restated Credit Agreement, dated as of May 25, 2004 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Tesoro Corporation (the “Borrower”), the financial institutions from time to time party thereto as Lenders (the “Lenders”) and JPMorgan Chase Bank, N.A. (as successor to Bank One, NA (Illinois)), as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Affirmation of Loan Documents and not defined herein shall have the meanings given to them in the Credit Agreement.

     Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 2 to Third Amended and Restated Credit Agreement, which amends the Credit Agreement, and affirms the terms and conditions of each Loan Document executed by it, including, without limitation, the Security Agreement and the Guaranty, and acknowledges and agrees that each such Loan Document executed by it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

     Each reference to the “Credit Agreement” contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.

Dated: May 17, 2005

DIGICOMP, INC.		TESORO FAR EAST MARITIME COMPANY
TESORO ALASKA COMPANY		GOLD STAR MARITIME COMPANY
TESORO AVIATION COMPANY		SMILEY’S SUPER SERVICE, INC.
TESORO ENVIRONMENTAL RESOURCES		TESORO HAWAII CORPORATION
COMPANY
TESORO GAS RESOURCES COMPANY, INC.
TESORO MARITIME COMPANY	By:	/s/ Gregory A. Wright

TESORO NORTHSTORE COMPANY	Name:	Gregory A. Wright
TESORO PETROLEUM COMPANIES, INC.	Title:	Executive Vice President and Chief
TESORO REFINING AND MARKETING		Financial Officer
COMPANY
TESORO TRADING COMPANY
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC
VICTORY FINANCE COMPANY

By:	/s/ G. Scott Spendlove

Name:	G. Scott Spendlove
Title:	Vice President, Finance and Treasurer

Reaffirmation

TESORO FINANCIAL SERVICES HOLDING
COMPANY

By:	/s/ Charles L. Magee

Name:	Charles L. Magee
Title:	President

Reaffirmation

Acknowledged and agreed as of
the date first set forth above

JPMORGAN CHASE BANK, N.A, (as
successor to Bank One, NA (Illinois))

By:	/s/ Helen A. Carr

Name:	Helen A. Carr
Title:	Vice President

Reaffirmation